November 2005

Forward looking statements Certain of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "expect," "anticipate," "intend," "plan," "believe," "seek," "estimate" and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking including statements about the benefits of the merger to Pinnacle and Cavalry, future financial and operating results and Pinnacle's plans, objectives and intentions. All forward-looking statements are subject to risks, uncertainties and other facts that may cause the actual results, performance or achievements of Pinnacle to differ materially from any results expressed or implied by such forward-looking statements. Such factors include, among others, the risk that the cost savings and any revenue synergies from the merger may be realized or take longer than anticipated, disruption from the merger with customers, suppliers or employee relationships, the risk of successful integration of the two businesses, the failure of Cavalry or Pinnacle shareholders to approve the merger and the ability to obtain required governmental approvals of the proposed terms and anticipated schedule. Additional factors which could affect the forward looking statements can be found in the Annual Reports on Form 10-K, the Quarterly Reports on Form 10-Q and Current Reports on Form 8-K of both Pinnacle and Cavalry filed with the Securities and Exchange Commission and available on the Commission's website set forth on the next slide. Pinnacle and Cavalry disclaim any obligation to update or revise any forward-looking statements contained in this presentation, whether as a result of new information, future events or otherwise. Safe Harbor Statements

Additional information and where to find It This communication is not a solicitation of a proxy from any security holder of Pinnacle Financial Partners, Inc. or Cavalry Bancorp, Inc. Pinnacle has filed a registration statement on Form S-4 with the Securities and Exchange Commission ("SEC") in connection with the proposed merger of Pinnacle and Cavalry. The Form S-4 contains a joint proxy statement/prospectus and other documents for the shareholders' meeting of Pinnacle and Cavalry at which time the proposed merger will be considered. The Form S-4 and joint proxy statement/prospectus contain important information about Pinnacle, Cavalry, the merger and related matters. INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, CAVALRY AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents once they are available through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to Pinnacle Financial Partners Inc., 211 Commerce Street, Suite 300, Nashville, TN 37201, Attention: Investor Relations (615) 744-3710 or Cavalry Bancorp, 114 West College Street, P.O. Box 188, Murfreesboro, TN 37133, Attention: Investor Relations (615) 849-2272. Safe Harbor Statements

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Participants in the solicitation The directors and executive officers of Pinnacle and Cavalry may be deemed to be participants in the solicitation of proxies with respect to the proposed transaction. Information about Pinnacle's directors and executive officers is contained in the proxy statement filed by Pinnacle with the Securities and Exchange Commission on March 14, 2005, which is available on Pinnacle's web site (www.pnfp.com) and at the address provided above. Information about Cavalry's directors and executive officers is contained in the proxy statement filed by Cavalry with the Securities and Exchange Commission on March 18, 2005. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests by security holding or otherwise, will be contained in the joint proxy statement/prospectus and other relevant material to be filed with the Securities and Exchange Commission when they become available. Safe Harbor Statements

Stockholders' equity as of September 30, 2005 $ 62,883,000 Shares outstanding 8,424,000 Book value / share $ 7.46 9/30 10/31 Closing price $25.18 $22.63 Price to tangible BV / share 338% 303% Price to 2005 projected EPS ($0.85 per share*) 30 27 Price to 2006 projected EPS ($1.18 per share*) 21 19 Valuation Summary Company Profile * Source: finance.yahoo.com

High growth, one-bank holding company Headquartered in Nashville; Tennessee's state capitol 5 years old Total assets at September 30, 2005 - $979 million Market cap at October 31, 2005 - $22.63 per share = $190.3 million Insider ownership - 14% Institutional and mutual fund ownership - 38% Reliable track record of execution Source: Nasdaq Company Profile

Total Deposits (EOP) Total Loans (EOP) Total Assets (EOP) Net Income Company Profile Reliable Track Record $730 $604 $979 $2.08

Return on Assets Return on Average Equity Net Interest Margin 0.90% 13.23% 3.48% Company Profile Reliable Track Record

Net Charge Offs Allowance to Total Loans (EOP) Non Accrual Loans to Total Loans Weighted Average Commercial Loan Risk Rating 10 point scale: 1 through 6 = "pass" credits 7 through 10 = criticized / classified (0.03)% 1.20% 0.01% 3.9 Company Profile Reliable Track Record

2001 2002 2003 2004 2005(*) 2006 2007 2008 2009 2010 Plan 100 200 300 400 500 600 700 800 900 1000 Actual 175 305 498 727 1000 Asset Growth versus Commitments (*) Forecast established in Pinnacle second quarter earnings press release dated July 19, 2005 Targets established in 6/02 prospectus Company Profile Reliable Track Record

Largest, locally-owned financial institution in Nashville Fastest growing of 185 banks chartered in the US during 2000 Opened 8 branch offices in 5 years Hired 155 experienced associates Retained 96% of associates annually Twice received recognition as the Best Place to Work in Nashville by the Nashville Business Journal Company Profile Reliable Track Record

The Nashville Market Large, fast growing, metropolitan market Vulnerable Competition Extremely attractive competitive landscape Continued Rapid Growth Leverage existing capacity Continue to add capacity Nashville Knoxville Memphis Growth Opportunity

Current Size and Growth Dynamics Size 38th largest MSA 1.3 million population $25 billion deposits Growth 18th fastest growing population 4th fastest growing per capita income Source: U.S. Census, FDIC Large, Fast Growing, Metropolitan Market Growth Opportunity

America's hottest market (for relocating or expanding) Hottest headquarters MSA for the 21st century Top 10 economic development agency Five star city for logistics Top 10 digital city Least costly city for businesses Top 10 city for African-Americans to live, work and play America's friendliest city Source: Site Selection, Business Facilities, Expansion Management, Southern Business and Development, KPMG, Black Enterprise, Travel & Leisure / Travel Channel Large, Fast Growing, Metropolitan Market Growth Opportunity Future Growth Predictors

Source: SNL Large, Fast Growing, Metropolitan Market Growth Opportunity

Growth Opportunity Large, Fast Growing, Metropolitan Market County Total Population 2005 (Actual) Projected Population Change 2005-2010 (%) Median HH Income 2005 ($) Projected HH Income Change 2005-2010 (%) Davidson 596,717 6.16 45,854 14.78 Williamson 150,546 17.35 80,324 16.55 Sumner 143,813 9.49 52,180 14.46 Rutherford 222,607 21.04 51,974 12.34 Source: SNL Financial LC

Extremely Attractive Competitive Landscape Market Share - Nashville MSA - June 2005 Growth Opportunity Total Deposits Total Deposits Total Share Total Share 2005 Share 2005 Share Rank Institution ($000) ($000) (%) (%) Growth Growth 1 SunTrust Bank $ 4,479,997 $ 4,479,997 17.77% 17.77% (.06) (.06) 2 AmSouth Bank 4,471,960 4,471,960 17.74% 17.74% (1.04) (1.04) 3 Bank of America (NA) 4,091,501 4,091,501 16.23% 16.23% .66 .66 4 Regions Bank 1,630,102 1,630,102 6.47% 6.47% (.11) (.11) 5 First Tennessee Bank (NA) 1,276,541 1,276,541 5.06% 5.06% .50 .50 Proforma Company 1,206,572 1,206,572 4.79% 4.79% .88 .88 6 Fifth Third Bank (NA) 908,257 908,257 3.60% 3.60% .06 .06 7 US Bank National Assn 903,409 903,409 3.58% 3.58% (.11) (.11) 8 Wilson Bank & Trust 769,314 769,314 3.05% 3.05% .38 .38 9 Pinnacle National Bank 692,779 692,779 2.75% 2.75% .73 .73 10 Cumberland Bank 559,126 559,126 2.22% 2.22% .19 .19 11 Cavalry Bank 513,793 513,793 2.04% 2.04% .16 .16 12 Bank of Nashville 472,979 472,979 1.88% 1.88% .21 .21 Source: FDIC

Significant room to grow market share in Nashville Increase in the number of branch offices Increase in the number of Financial Advisors Urban community bank with significant potential for market extension Growth Opportunity ? 2. Knoxville Growth Strategy to Further Accelerate Asset Growth

A Compelling Strategic Alliance High Growth Bank Enters High Growth Sub-Market

Fully diluted calculations Based on PNFP closing price on September 30, 2005 of $25.18 per share and October 31, 2005 price of $22.63 per share Fixed exchange ratio 0.95 shares of PNFP for each share of CAVB Anticipated closing First Quarter 2006 - Termination date of March 31, 2006 Consideration 100% Stock; Tax-free exchange for CAVB shareholders CAVB ownership of PNFP (1) 42% Aggregate purchase price (1) $175.5 million $157.7 million Purchase price per CAVB share $23.92 $21.50 Premium to Sept. 30, 2005 CAVB price per share 22.0% 9.7% Combined market capitalization $353.2 million $344.6 million As of Announcement Date September 30, 2005 (2) As of Current Date October 31, 2005 (2) Transaction Summary

Price / 2005 annualized earnings (+) 21.2x 19.0x 26.6x (*) Price / book value (++) 302% 271% 311% Price / tangible book value (++) 311% 280% 327% PNFP / CAVB Average of Similar "All Stock" Transactions (#) # Average results based on RJA SNL database consisting of 12 "all stock" merger transactions since January 1, 2000 for sellers with assets between $500 million and $1.5 billion. * Trailing last twelve months. + Based on annualized earnings of $0.73 for 2005 for CAVB. ++ Book value and tangible book value for CAVB as of September 30, 2005. Sept. 30, 2005 Oct. 31, 2005 Transaction Summary

Acceleration into targeted market Increased size and scale Enhanced franchise value Enhanced geographic market Accretion to earnings Increased float Lower cost source of funding Improved revenue diversification The Transaction Rationale

"CAVB is not your father's thrift." What is the current earnings capacity of CAVB? How can PNFP extend its dramatic growth? Important Considerations

Loan Composition (6/30/05) Deposit Composition (6/30/05) "CAVB is not your father's thrift" Construction & Consumer Commercial & Industrial 38% 1-4 Family 29% Development 7% Commercial Real Estate 21% 3% Other 2% Other Commercial & Industrial 28% 1-4 Family 25% Construction & Development 24% Commercial Real Estate 14% Consumer 7% 2% Other 2% Consumer 5% Commercial Real Estate 18% Construction & Development 15% 1-4 Family 27% Commercial & Industrial 33% Pinnacle Cavalry Pro Forma Jumbo CDs 17% Savings & MMDAs 54% Transaction Accounts 11% Retail CDs 18% Jumbo CDs 33% Savings & MMDAs 32% Transaction Accounts 29% Retail CDs 6% Jumbo CDs 26% Savings & MMDAs 42% Transaction Accounts 21% Retail CDs 11% Commercial & Industrial 33%

1997 1998 1999 2000 2001 2002 2003 2004 2005 Q2 2005E 2005 Q2 Loans 187 266.1 379.9 511.6 605.8 630 8.41 7.69 Net Interest Income 10757 11702 14706 15459 16064 16320 19513 21244 10840 42700 Net Income 2975 2388 2952 8276 4117 4494 5188 2480 8332 6039 Reflects normalized earnings after adjusting for one-time extraordinary non-cash expense associated with CAVB's ESOP; 2004 as-reported net income was $0.429mm. 2005 earnings are annualized based on September 30, 2005 actual results. What is the current earnings capacity of CAVB (1) ? Important Considerations

CAVB GROWTH PROFILE 4 Year CAGR Loans 15.8% Deposits 12.3% Assets 11.8% 2004 Growth Rate Loans 22.7% Deposits 11.5% Assets 12.3% How can PNFP extend its dramatic growth? 2005 annualized growth rate Loans 14.2% Deposits 15.1% Assets 12.3% CAVB and Rutherford County provide outsized growth opportunity Important Considerations

Additional C & I financial advisors to CAVB Treasury Management services to CAVB Insurance services to PNFP Strong commercial focus to CAVB Merchant services to PNFP Various retail pricing initiatives to PNFP Brokerage services to CAVB Residential construction lending to PNFP Important Considerations How can PNFP extend its dramatic growth? Potential Synergies Not Included in Synergy Case

(As of June 30, 2005 - dollars in thousands) Pinnacle Cavalry Combined (1) Assets: Cash 59,155 $ 83,331 $ 135,279 $ Securities 227,939 29,927 257,865 Loans 562,966 455,805 1,016,468 Allowance for loan losses (6,659) (4,903) (10,669) Intangibles - 1,896 129,046 Other 28,675 38,600 68,411 Total assets 872,076 $ 604,656 $ 1,596,400 $ Liabilities and equity: Deposits 689,919 539,172 1,230,757 Other borrowings 117,487 2,807 120,165 Other liabilities 3,169 5,807 13,142 Total liabilities 810,575 547,786 1,364,064 Stockholders' equity 61,501 56,870 232,336 Total liabilities and equity 872,076 $ 604,656 $ 1,596,400 $ (1) Includes anticipated impact of pro forma purchase accounting adjustments. Pro Forma Company

Synergy case considers cost savings from both CAVB and PNFP. PNFP's plans for 2006 and 2007 contemplated additional space requirements and hiring of additional support staff. With the CAVB acquisition, PNFP can leverage CAVB's experienced staff and less expensive space to support both PNFP and CAVB's growth plans. Pretax amounts 2006 2007 (1) Compensation and benefits $2.8 mm $3.5 mm Operations (2) $1.2 mm $1.9 mm Administrative and other $0.6 mm $0.8 mm Totals $4.6 mm $6.2 mm Merger Execution 2007 amounts increase due to partial year cost savings in 2006 for several items. Operations includes technology, equipment and space savings.

OTHER ITEMS Pretax amounts 2006 Total identified synergies $ 4.6 mm Anticipated intangible amortization $ (2.2) mm Cost of financing merger costs $ (0.5) mm Totals $ 1.9 mm Merger Execution

Compensation and benefits (1) $10.8 mm Transaction fees and costs $2.5 mm Operations (2) $1.7 mm Administrative and other $1.0 mm Totals $16.0 mm (1) Compensation and benefits are primarily associated with change of control provisions in employment and severance agreements and retirement plans. (2) Costs are primarily related to assets which offer no future value to the combined firm. Merger Execution

CAVB executive management engaged Target organization designed and communicated Conservative cost saving assumptions No revenue enhancements assumed No branch overlap Low risk balance sheet; strong credit quality and reliance on core funding Franchise with similar vision and culture to Pinnacle Merger Execution

Maintain soundness Harvest robust pipelines Execute a disciplined merger process Continue to capitalize on consolidation related turmoil Continue to invest for future growth People Markets / Offices Infrastructure Remain "well capitalized" Significant trust preferred capacity available Our Plan for the Future

Valuation Summary High Growth Peer Group Comparisons Excellent value based on asset and earnings growth profile Company Location Ticker Closing Price on Oct. 31, 2005 Oct 31 Close to Tangible BV FD EPS CAGR for two year period ended Dec. 2006 Oct 31 Close to 2005 Est. EPS (P/E) PE Ratio to Growth (PEG) Amegy Bancorp Houston ABNK $23.13 371% 12% 21.2 1.78 Wintrust Lake Forest IL WTFC $53.68 331% 19% 19.2 1.01 East West San Marino CA EWBC $38.29 395% 25% 20.5 0.81 CVB Financial Ontario CA CVBF $19.66 407% 16% 17.1 1.09 Boston Private Boston BPFH $28.95 501% 26% 20.0 0.78 PrivateBancorp Chicago PVTB $33.97 470% 22% 21.6 1.00 CoBiz Denver COBZ $17.73 445% 20% 20.1 1.00 Mercantile Bank Wyoming MI MBWM $38.15 194% 22% 15.9 0.72 AVERAGES 346% 18% 17.3 0.91 Pinnacle Nashville PNFP $22.63 303% 63% 26.3 0.42 Source: SNL Quarterly Bank Digest, Sept. 2005 - Nasdaq

Large, rapidly-growing, metropolitan market Extremely attractive competitive landscape Seasoned management and team of professionals Existing capacity should yield above average growth Continued addition of new markets and people Strong asset quality Recent pull-back in stock price Why Pinnacle?

Appendix

Increased Size and Scale Proforma assets of $1.6 billion Proforma market cap of approximately $400 million Largest independent institution headquartered in Nashville Second largest independent institution in the state of Tennessee 17 offices in the most ideal trade areas in Middle Tennessee 6th largest Nashville MSA market share with potential to move to 4th in 12 - 18 months Double lending capacity The Transaction Rationale

Enhanced Franchise Value $1.6 billion in assets and 17 offices in advantaged trade areas would attract the largest acquirers and potentially enhance "take-over" premium Elimination of CAVB reduces potential acquisition targets in the Nashville MSA which should increase scarcity value The Transaction Rationale

Enhanced Geographic Market Rutherford is the 5th largest county in Tennessee Rutherford is the fastest growing county in Tennessee in terms of population Rutherford has been the fastest growing county in the entire U.S. for the last three quarters in terms of job growth PNFP had plans to enter Murfreesboro / Rutherford County on a denovo basis before 2005 year-end The Transaction Rationale

Source: SNL The Transaction Rationale

Accretion to Earnings Modest synergy case Anticipated $0.05 impact to 2006 GAAP earnings Experienced management team The Transaction Rationale

Increased Float Proforma shares outstanding would increase from 8.4 million shares to 15.6 million shares Proforma market cap would approximate $400 million The Transaction Rationale

Lower Cost Source of Funding PNFP CAVB Core deposits / total deposits 69% 84% Q205 average cost of deposits 1.80% 1.63% Q205 total cost of funds 1.97% 1.64% Q205 net interest margin 3.57% 4.18% The Transaction Rationale

Improved Revenue Diversification Percent Total Revenue PNFP CAVB Spread income 88% 64% Deposit charges 3% 17% Investment sales commissions 4% 1% Mortgage (origination and servicing) 2% 4% Insurance sales commissions - 7% Fiduciary fees - 3% Other 3% 4% The Transaction Rationale

CAVB Historical Balance Sheet (Dollars in Thousands) 2001 2002 2003 2004 2Q2004 2Q2005 Balance Sheet Highlights Cash and Securities $113,885 $113,962 $129,028 $108,443 $77,090 $120,544 Gross Loans HFI 284,709 305,181 354,937 435,389 413,983 454,786 Loan Loss Reserves 4,470 4,657 4,525 4,863 4,600 4,903 Loans Held for Sale 10,423 17,800 2,648 2,501 3,922 1,019 Total Net Loans 290,662 318,324 353,060 433,027 413,305 450,902 Total Intangibles 0 1,965 1,938 1,910 1,924 1,896 Total Assets 432,874 464,365 515,172 578,670 523,581 604,656 Deposits $380,990 $407,752 $454,257 $506,534 $460,939 $539,172 Total Borrowings 998 2,944 2,889 2,835 2,862 2,807 Total Liabilities 384,068 414,619 460,745 524,837 468,823 547,786 Total Equity $48,806 $49,746 $54,427 $53,833 $54,758 $56,870 Selected Ratios Tangible Equity / Tangible Assets (%) 11.27 10.33 10.23 9.00 10.13 9.12 Leverage Ratio (%) 8.60 10.89 10.73 9.30 10.46 9.51 Tier 1 Risk Capital Ratio (%) 10.36 14.62 14.69 11.70 12.98 11.43 Total Capital Ratio (%) 11.64 15.87 15.95 12.70 14.10 12.44 NPA/Assets (%) 0.13 0.16 0.17 0.13 0.18 0.18 NCOs/Average Loans (%) 0.15 0.10 0.07 0.14 0.05 0.05

CAVB Historical Income Statement Note: Ratios exclude non-recurring expenses (Dollars in Thousands) 2001 2002 2003 2004 2Q2004 2Q2005 Income Statement Interest Income $28,108 $23,257 $21,936 $25,068 $5,960 $7,640 Interest Expense 12,649 7,193 5,616 5,555 1,269 2,129 Net Interest Income 15,459 16,064 16,320 19,513 4,691 5,511 Loan Loss Provision 661 497 101 875 75 50 Non-interest Income 8,276 11,524 14,614 12,901 3,239 3,067 Gain/ Loss on Sale of Securities 0 4 11 (22) 12 0 Total Nonrecurring Income 0 46 0 0 0 0 Total Income 23,074 27,141 30,844 31,517 7,867 8,528 Total Noninterest Expense 16,140 20,133 23,385 23,254 5,946 5,534 Nonrecurring Expense 2,500 0 0 5,300 0 0 Net Income Before Taxes 4,434 7,008 7,459 2,963 1,921 2,994 Income Taxes 2,435 2,891 2,965 2,534 754 1,139 Net Income $1,999 $4,117 $4,494 $429 $1,167 $1,855 Net Income before Nonrecurring 4,299 4,117 4,494 5,123 1,167 1,855 Selected Ratios Net Interest Margin (%) 4.24 4.28 3.93 4.10 4.09 4.17 Efficiency Ratio (%) 68.10 73.06 75.46 71.53 74.89 64.33 ROAA (%) 1.08 0.97 0.96 0.97 0.91 1.28 ROAE (%) 9.31 8.36 8.60 9.23 8.43 13.13